UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – November 27, 2017

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Michael A. Barr as Board Member

On November 27, 2017, Michael A. Barr resigned from the Board of Directors (the “Board”) of Extended Stay America, Inc. (the “Company”), effective immediately. Mr. Barr’s resignation does not involve any disagreement with the Company on any matter relating to the operations, policies or practices of the Company.

Mr. Barr had been appointed to the Board by certain shareholders affiliated with Paulson & Co. Inc. (the “Paulson Shareholders”), pursuant to the Stockholders’ Agreement, dated November 18, 2013 (the “Stockholders’ Agreement”), entered in connection with the Company’s initial public offering, which entitled the Paulson Shareholders to designate candidates for election to the Board or the Board of Directors (the “ESH Board”) of ESH Hospitality, Inc. (“ESH REIT”), subject to certain ownership thresholds. The Stockholders’ Agreement terminated in accordance with its terms because the various shareholders party to the Stockholders’ Agreement no longer satisfy the applicable ownership thresholds.

Resignation of Adam M. Burinescu as Board Member

On November 27, 2017, Adam M. Burinescu resigned from the ESH Board, effective immediately. Mr. Burinescu’s resignation does not involve any disagreement with ESH REIT on any matter relating to the operations, policies or practices of ESH REIT.

Mr. Burinescu had been appointed to the ESH Board by certain shareholders affiliated with Centerbridge Partners, L.P. (the “Centerbridge Shareholders”), pursuant to the Stockholders’ Agreement, which entitled the Centerbridge Shareholders to designate candidates for election to the Board or the ESH Board, subject to certain ownership thresholds. The Stockholders’ Agreement terminated in accordance with its terms because the various shareholders party to the Stockholders’ Agreement no longer satisfy the applicable ownership thresholds.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: November 27, 2017	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

ESH HOSPITALITY, INC.

Date: November 27, 2017	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel